Exhibit 99.1
July 28, 2026
Finward Bancorp Announces Second Quarter 2026 Results
Munster, Indiana - Finward Bancorp (Nasdaq: FNWD) (the “Bancorp”), the holding company for Peoples Bank (the
“Bank”), today announced that net income available to common stockholders was $2.1 million, or $0.48 per diluted share, for the quarter ended June 30, 2026, as compared to $2.2 million, or $0.52 per diluted share, for the quarter ended
March 31, 2026. Selected performance metrics are as follows for the periods presented:

Performance Ratios
	Quarter ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Return on equity	4.74%	5.00%	4.66%	8.96%	5.66%
Return on assets	0.42%	0.44%	0.39%	0.68%	0.42%
Net interest margin, tax-equivalent (non-GAAP)	3.37%	3.35%	3.32%	3.18%	3.11%
Non-interest income/average assets	0.48%	0.48%	0.29%	0.57%	0.53%
Non-interest expense/average assets	2.95%	2.93%	2.90%	2.74%	2.90%
Efficiency ratio	84.52%	84.45%	89.50%	81.22%	88.92%
"Despite overhead impacts from merger-related expenses and a previously disclosed branch closure, we showed continued
progress in key areas this quarter.  Results were supported by solid loan growth, stable deposit funding, and continued
momentum across the organization. These results reflect the dedication of our team and the strength of the relationships we have built throughout Northwest Indiana and Chicagoland, and I am proud of what our team has accomplished together,"
said Benjamin Bochnowski, Chief Executive Officer. "The quarter was also highlighted by the announcement of our planned merger with First Financial. This transaction recognizes the value of our franchise and positions our customers, employees, communities, and shareholders to benefit from an even stronger banking organization in the years ahead. While we are excited about the opportunities this partnership creates, our near-term priorities are clear: serving customers, maintaining strong credit quality, and preparing for a successful combination with First Financial."
Highlights of the current period include:
•Net Interest Margin - The net interest margin for the quarter ended June 30, 2026 was 3.25% compared to 3.23% for the quarter ended March 31, 2026. Net interest margin on a tax-equivalent basis (a non-GAAP measure) for the quarter ended June 30, 2026 was 3.37%, as compared to 3.35% for the quarter ended March 31, 2026. Net interest margin increased from the prior quarter primarily due to continued repricing and maturity of the existing loan portfolio, as well as strength in new loan originations.
•Funding - As of June 30, 2026, deposits totaled $1.73 billion, an increase of $13.5 million, or 0.8% compared with
March 31, 2026 balances, which totaled $1.72 billion. As of June 30, 2026, non-interest-bearing deposits totaled
$270.7 million, a decrease of $8.0 million. Core deposits totaled $1.2 billion at both June 30, 2026 and March 31,
2026. Core deposits include checking, savings, and money market accounts and represented 71.3% of the Bancorp’s total deposits at June 30, 2026. As of June 30, 2026, balances for certificates of deposit totaled $497.4 million, compared to $488.8 million on March 31, 2026, an increase of $8.6 million or 1.8%. The increase in total portfolio deposits is primarily related to cyclical flows and continued adjustments to deposit pricing. In addition, as of June 30,
2026, borrowings, federal funds purchased and repurchase agreements totaled $95.3 million, an increase of $4.5 million or 4.9%, compared to March 31, 2026. The increase in borrowings was primarily attributable to new FHLB advances in conjunction with increased loan origination during the quarter.
As of June 30, 2026, 72.5% of our deposits are fully FDIC insured, and another 7.8% are further backed by the Indiana
Public Deposit Insurance Fund. The Bancorp’s liquidity position remains strong with solid core deposit customer relationships, excess cash, debt securities, contractual loan repayments, and access to diversified borrowing sources.
As of June 30, 2026, the Bancorp had available liquidity of $604 million including borrowing capacity from the FHLB and Federal Reserve facilities.

Exhibit 99.1
•Securities Portfolio - Securities available for sale balances increased by $2.5 million to $310.2 million as of June 30,
2026, compared to $307.7 million as of March 31, 2026. The yield on the securities portfolio increased to 2.27% for the three months ended June 30, 2026 from 2.22% for the three months ended March 31, 2026. The increase in securities available for sale was primarily attributable to a decrease in the negative fair value adjustment to securities.
The Bank did not sell or purchase any securities during the quarter.
•Lending - The Bank’s aggregate loan portfolio totaled $1.50 billion on June 30, 2026 and $1.46 billion on March 31,
2026. During the three months ended June 30, 2026, the Bank originated $81.3 million in new commercial loans, compared to $37.4 million during the three months ended March 31, 2026, based on strength experienced in the lending pipeline, specifically within commercial business and commercial real estate portfolios. At June 30, 2026, the
Bancorp’s portfolio loan balances in commercial real estate owner occupied properties totaled $262.4 million or 17.4%
of loans receivable and commercial real estate non-owner occupied properties totaled $334.9 million or 22.3% of loans receivable. Of the $334.9 million in commercial real estate non-owner occupied properties balances, loans collateralized by office buildings represented $41.2 million or 2.7% of total loan balances.
•Asset Quality - At June 30, 2026, non-performing loans totaled $16.5 million, compared to $12.4 million at March 31,
2026, an increase of $4.2 million or 33.8%. The Bank’s ratio of non-performing loans to total loans was 1.10% at
June 30, 2026, compared to 0.85% at March 31, 2026. The Bank’s ratio of non-performing assets to total assets was
0.90% at June 30, 2026 and 0.71% at March 31, 2026. The non-performing balance increases are driven by a variety of credits and not due to concentrations or an indication of overall economic stress within our customer base or footprint.
The increase in non-performers consisted of twelve loans from eleven different relationships, averaging $417 thousand per loan across commercial real estate, multifamily and residential real estate. Management maintains a vigilant oversight of nonperforming loans through proactive relationship management. The Bank has no known credit exposures to non-depositary financial institutions at this time.
    The allowance for credit losses (ACL) on loans totaled $17.7 million at June 30, 2026, or 1.18% of total loans receivable, compared to $17.3 million at March 31, 2026, or 1.19% of total loans receivable, an increase of $409 thousand or 2.37%. The Bank's unused commitment reserve, included in other liabilities, totaled $1.9 million at
June 30, 2026, compared to $2.0 million at March 31, 2026, a decrease of $114 thousand or 5.6%.
      For the quarter ended June 30, 2026, the Bank recorded a net provision for credit loss totaling $264 thousand based on quarterly growth in certain loan segment balances and other factors within the Bank's ACL modeling. The second quarter's provision consisted of a $378 thousand provision for credit losses on loans, and a $114 thousand reversal of credit losses on unused commitments. For the quarter ended June 30, 2026, net loan recoveries totaled $31 thousand, compared to net loan recoveries of $3 thousand for the quarter ended March 31, 2026. The allowance for credit losses as a percentage of non-performing loans, or coverage ratio, was 106.9% at June 30, 2026, compared to 139.7% at
March 31, 2026.
•Operating Income and Expenses - Non-interest income as a percentage of average assets was 0.48% for both the quarter ended June 30, 2026 and March 31, 2026. Total non-interest expense increased slightly from the prior quarter, while non-interest expense as a percentage of average assets was 2.95% for the quarter ended June 30, 2026, as compared to 2.93% for the quarter ended March 31, 2026. The aggregate reduction in non-interest income as compared to the prior quarter was due to a $180 thousand loss associated with the closure of one of the Bancorp's leased branch locations. The increase in non-interest expense quarter over quarter was primarily attributable to compensation and benefits and seasonality of certain professional and outside services expenses.
•Capital Adequacy - The Bank’s tier 1 leverage ratio was 9.31% as of June 30, 2026 and 9.24% as of March 31, 2026.
The Bank’s capital continues to exceed all applicable regulatory capital requirements. The Bancorp’s tangible book value per share (non-GAAP) was $35.75 at June 30, 2026, up from $34.39 as of March 31, 2026. Tangible common equity to tangible assets (non-GAAP) was 7.68% at June 30, 2026, up from 7.48% as of March 31, 2026.

Exhibit 99.1
Disclosures Regarding Non-GAAP Financial Measures
Reported amounts are presented in accordance with GAAP. In this press release, the Bancorp also provides certain financial measures identified as non-GAAP. The Bancorp’s management believes that the non-GAAP information, which consists of tangible common equity, tangible book value per share, tangible common equity/tangible assets, net interest margin on a tax-equivalent basis, and efficiency ratio which can vary from period to period, provides a better comparison of period to period operating performance. The net interest income and net interest margin on a tax-equivalent basis measures recognize the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal corporate income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. Additionally, the Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation of non-GAAP Financial Measures" below for more information.
About Finward Bancorp
Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 24 locations in Lake and Porter Counties in Northwest Indiana and Chicagoland. Finward Bancorp’s common stock is quoted on The NASDAQ Stock Market, LLC under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.
Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in domestic and international trade policies, including tariffs and other non-tariff barriers, and the effects of such changes on the Bank and its customers; risks related to the development and use of artificial intelligence (AI); changes in asset quality and credit risk; the inability to sustain revenue and earnings growth;
changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in the Bancorp’s investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the
Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, regulatory actions by the Federal Deposit Insurance Corporation and Indiana Department of
Financial Institutions, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form
10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).
All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law,
The Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Exhibit 99.1
In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.
FOR FURTHER INFORMATION
CONTACT SHAREHOLDER SERVICES
(219) 853-7575

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Performance Ratios

	Quarter Ended					Six Months Ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Return on equity	4.74%	5.00%	4.66%	8.96%	5.66%	4.87%	3.39%
Return on assets	0.42%	0.44%	0.39%	0.68%	0.42%	0.43%	0.25%
Yield on loans	5.55%	5.50%	5.64%	5.49%	5.36%	5.53%	5.31%
Yield on security investments	2.27%	2.22%	2.29%	2.40%	2.42%	2.25%	2.40%
Total yield on earning assets	4.93%	4.86%	4.96%	4.91%	4.82%	4.90%	4.77%
Cost of interest-bearing deposits	1.98%	1.92%	2.09%	2.16%	2.12%	1.95%	2.14%
Cost of federal funds purchased and repurchase agreements	2.82%	2.85%	3.12%	3.37%	3.32%	2.84%	3.34%
Cost of borrowed funds	3.80%	3.70%	3.70%	3.64%	3.91%	3.75%	4.01%
Total cost of interest-bearing liabilities	2.06%	2.00%	2.16%	2.25%	2.22%	2.03%	2.25%
Net interest margin	3.25%	3.23%	3.18%	3.04%	2.97%	3.24%	2.89%
Net interest margin, tax-equivalent (non-GAAP) (1)	3.37%	3.35%	3.32%	3.18%	3.11%	3.36%	3.03%
Non-interest income/average assets	0.48%	0.48%	0.29%	0.57%	0.53%	0.48%	0.48%
Non-interest expense/average assets	2.95%	2.93%	2.90%	2.74%	2.90%	2.95%	2.86%
Efficiency ratio (non-GAAP) (1)	84.52%	84.45%	89.50%	81.22%	88.92%	84.48%	90.95%

Non-performing assets to total assets	0.90%	0.71%	0.65%	0.76%	0.74%	0.90%	0.74%
Non-performing loans to total loans	1.10%	0.85%	0.77%	0.94%	0.91%	1.10%	0.91%
Allowance for credit losses to non-performing loans	106.92%	139.72%	156.84%	129.41%	133.01%	106.92%	133.01%
Allowance for credit losses to loans receivable	1.18%	1.19%	1.21%	1.22%	1.22%	1.18%	1.22%
Net charge-offs (recoveries) as a percentage of average loans receivable	(0.01%)	0.00%	0.08%	0.07%	(0.11%)	(0.01)%	(0.05)%

Basic earnings per share	$0.49	$0.52	$0.46	$0.82	$0.50	$1.01	$0.61
Diluted earnings per share	$0.48	$0.52	$0.46	$0.81	$0.50	$1.00	$0.61
Weighted average common shares outstanding—basic	4,280,844	4,276,530	4,273,421	4,273,022	4,271,952	4,278,699	4,269,478
Weighted average common shares outstanding—diluted	4,319,052	4,302,206	4,301,462	4,299,007	4,291,319	4,316,606	4,287,877

Stockholders' equity to total assets	8.74%	8.56%	8.64%	8.06%	7.48%	8.74%	7.48%
Tangible common equity to tangible assets (non-GAAP) (1)	7.68%	7.48%	7.56%	6.99%	6.41%	7.68%	6.41%
Book value per share	$41.15	$39.81	$40.37	$38.24	$35.67	$41.15	$35.67
Tangible common book value per share (non-GAAP) (1)	$35.75	$34.39	$34.92	$32.77	$30.16	$35.75	$30.16
Closing stock price	$36.78	$36.30	$35.19	$32.09	$27.62	$35.19	$27.62
Dividends declared per common share	$0.12	$0.12	$0.12	$0.12	$0.12	$0.24	$0.12
(1)See the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Average Balances, Interest, Rates

	Quarter Ended
	June 30, 2026			March 31, 2026			December 31, 2025
(Dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/Rate
ASSETS
Interest bearing deposits in other financial institutions	$78,886	$718	3.64%	$96,250	$949	3.94%	$100,035	$903	3.61%
Federal funds sold	1,046	8	3.06%	1,523	11	2.89%	1,113	10	3.59%
Securities available-for-sale	309,251	1,757	2.27%	318,670	1,771	2.22%	327,747	1,877	2.29%
Loans receivable	1,474,063	20,468	5.55%	1,445,921	19,871	5.50%	1,454,174	20,496	5.64%
Federal Home Loan Bank stock	6,547	114	6.97%	6,547	119	7.27%	6,547	126	7.70%
Total interest earning assets	1,869,793	$23,065	4.93%	1,868,911	$22,721	4.86%	1,889,616	$23,412	4.96%
Cash and non-interest bearing deposits in other financial institutions	15,504			21,331			23,385
Allowance for credit losses	(17,418)			(17,608)			(18,049)
Other non-interest bearing assets	143,484			143,452			146,675
Total assets	$2,011,363			$2,016,086			$2,041,627

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits	$1,446,072	$7,159	1.98%	$1,447,994	$6,959	1.92%	$1,458,748	$7,605	2.09%
Federal funds purchased and repurchase agreements	33,076	233	2.82%	38,113	272	2.85%	40,968	317	3.10%
Borrowed funds	51,925	493	3.80%	45,334	419	3.70%	48,089	448	3.73%
Total interest bearing liabilities	1,531,073	$7,885	2.06%	1,531,441	$7,650	2.00%	1,547,805	$8,370	2.16%
Non-interest bearing deposits	268,540			270,626			288,073
Other non-interest bearing liabilities	35,243			34,588			35,588
Total liabilities	1,834,856			1,836,655			1,871,466
Total stockholders' equity	176,507			179,431			170,161
Total liabilities and stockholders' equity	$2,011,363			$2,016,086			$2,041,627

Net interest income		$15,180			$15,071			$15,042
Return on average assets	0.42%			0.44%			0.39%
Return on average equity	4.74%			5.00%			4.66%
Net interest margin	3.25%			3.23%			3.18%
Net interest margin, tax-equivalent (non-GAAP)(1)	3.37%			3.35%			3.32%
Net interest spread	2.87%			2.86%			2.80%
Ratio of interest-earning assets to interest-bearing liabilities	1.22x			1.22x			1.22x
(1)See the reconciliation of non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Consolidated Balance Sheets

	As of
(Dollars in thousands)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
ASSETS
Cash and non-interest bearing deposits in other financial institutions	$17,384	$15,758	$18,265	$19,458	$23,027
Interest bearing deposits in other financial institutions	76,270	102,997	101,382	84,157	79,976
Federal funds sold	988	-	-	563	411
Total cash and cash equivalents	94,642	118,755	119,647	104,178	103,414
Securities available-for-sale	310,198	307,686	316,227	335,150	327,845
Loans held-for-sale	1,083	-	1,096	2,641	834
Loans receivable, net of deferred fees and costs	1,503,793	1,455,118	1,450,387	1,473,774	1,484,278
Less: allowance for credit losses	(17,694)	(17,285)	(17,506)	(17,977)	(18,184)
Net loans receivable	1,486,099	1,437,833	1,432,881	1,455,797	1,466,094
Federal Home Loan Bank stock	6,547	6,547	6,547	6,547	6,547
Accrued interest receivable	7,671	7,700	7,781	7,585	7,651
Premises and equipment	43,932	44,315	44,976	45,544	46,179
Cash value of bank owned life insurance	34,010	33,786	33,586	33,843	33,932
Goodwill	22,395	22,395	22,395	22,395	22,395
Other intangible assets	984	1,076	1,172	1,273	1,414
Other assets	33,145	35,063	34,873	37,771	41,606
Total assets	$2,040,706	$2,015,156	$2,021,181	$2,052,724	$2,057,911
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing	$270,682	$278,705	$267,441	$280,296	$271,172
Interest bearing	1,461,862	1,440,366	1,459,530	1,470,350	1,483,678
Total	1,732,544	1,719,071	1,726,971	1,750,646	1,754,850
Federal funds purchased and repurchase agreements	30,301	40,815	39,703	48,426	48,331
Borrowed funds	65,000	50,000	45,000	55,000	65,000
Accrued expenses and other liabilities	34,574	32,870	34,844	33,157	35,477
Total liabilities	1,862,419	1,842,756	1,846,518	1,887,229	1,903,658
Stockholders' Equity:
Preferred stock, no par or stated value; 10,000,000 shares authorized, none outstanding	-	-	-	-	-
Common stock, no par or stated value; 10,000,000 shares authorized(1)	-	-	-	-	-
Additional paid-in capital	70,530	70,397	70,331	70,233	70,263
Accumulated other comprehensive loss	(41,532)	(45,713)	(41,662)	(49,266)	(57,560)
Retained earnings	149,289	147,716	145,994	144,528	141,550
Total stockholders' equity	178,287	172,400	174,663	165,495	154,253
Total liabilities and stockholders' equity	$2,040,706	$2,015,156	$2,021,181	$2,052,724	$2,057,911
(1) Shares of common stock issued and outstanding were 4,333,002 at 6/30/2026; 4,330,486 at 3/31/2026; 4,326,747 at 12/31/2025; 4,327,511 at
9/30/2025; and 4,324,889 at 6/30/2025.

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Consolidated Statements of Income

	Quarter Ended
(Dollars in thousands, except per share data)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Interest income:
Loans	$20,468	$19,871	$20,496	$20,246	$19,940
Securities & short-term investments	2,597	2,850	2,916	3,094	2,730
Total interest income	23,065	22,721	23,412	23,340	22,670
Interest expense:
Deposits	7,159	6,959	7,605	7,996	7,780
Borrowings	726	691	765	901	945
Total interest expense	7,885	7,650	8,370	8,897	8,725
Net interest income	15,180	15,071	15,042	14,443	13,945
Provision for (benefit from) credit losses	264	55	(84)	(301)	(274)
Net interest income after provision for credit losses	14,916	15,016	15,126	14,744	14,219
Non-interest income:
Fees and service charges	1,331	1,295	1,485	1,463	1,330
Wealth management operations	748	661	659	759	696
Gain (loss) on tax credit investment	-	-	-	23	-
Gain (loss) on sale of loans held-for-sale, net	228	257	346	265	378
Gain (loss) on sale of securities, net	-	-	(1,577)	-	-
Bank owned life insurance	223	201	522	439	220
Gain (loss) on sale of property and equipment	(180)	-	1	(56)	-
Other	48	3	37	20	59
Total non-interest income	2,398	2,417	1,473	2,913	2,683
Non-interest expense:
Compensation and benefits	8,033	7,591	7,573	7,330	7,313
Occupancy and equipment	1,741	1,991	2,111	2,004	1,935
Data processing	1,176	1,105	1,465	1,116	1,341
Federal deposit insurance premiums	347	381	417	399	471
Marketing	266	587	230	257	214
Professional and outside services	1,221	1,169	906	945	1,115
Technology	516	508	521	549	545
Other	1,557	1,436	1,558	1,497	1,852
Total non-interest expense	14,857	14,768	14,781	14,097	14,786
Income before income taxes	2,457	2,665	1,818	3,560	2,116
Income tax expenses (benefit)	364	423	(166)	63	(35)
Net income	$2,093	$2,242	$1,984	$3,497	$2,151

Earnings per common share:
Basic	$0.49	$0.52	$0.46	$0.82	$0.50
Diluted	$0.48	$0.52	$0.46	$0.81	$0.50

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Consolidated Statements of Income (cont'd)

	Six Months Ended
(Dollars in thousands, except per share data)	6/30/2026	6/30/2025
Interest income:
Loans	$40,339	$39,595
Securities & short-term investments	5,447	5,416
Total interest income	45,786	45,011
Interest expense:
Deposits	14,118	15,825
Borrowings	1,417	1,928
Total interest expense	15,535	17,753
Net interest income	30,251	27,258
Provision for (benefit from) credit losses	319	180
Net interest income after provision for credit losses	29,932	27,078
Non-interest income:
Fees and service charges	2,626	2,439
Wealth management operations	1,409	1,315
Gain on tax credit investment	—	67
Gain on sale of loans held-for-sale, net	485	608
Bank owned life insurance	424	418
Gain (loss) on sale of property and equipment	(180)	-
Other	51	65
Total non-interest income	4,815	4,912
Non-interest expense:
Compensation and benefits	15,624	14,685
Occupancy and equipment	3,732	4,046
Data processing	2,281	2,380
Federal deposit insurance premiums	728	904
Marketing	853	300
Professional and outside services	2,390	2,375
Technology	1,024	999
Other	2,993	3,569
Total non-interest expense	29,625	29,258
Income before income taxes	5,122	2,732
Income tax expenses	787	126
Net income	$4,335	$2,606

Earnings per common share:
Basic	$1.01	$0.61
Diluted	$1.00	$0.61

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Loans

	As of
(Dollars in thousands)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026 vs 3/31/2026		6/30/2026 vs 6/30/2025
Residential real estate	$455,882	$445,097	$442,443	$450,007	$457,248	$10,785	2.4%	$(1,366)	(0.3)%
Home equity	55,601	53,855	53,497	51,813	51,112	1,746	3.2%	4,489	8.8%
Commercial real estate	597,364	564,613	555,594	564,558	551,091	32,751	5.8%	46,273	8.4%
Construction and land development	77,710	76,582	77,208	79,678	74,795	1,128	1.5%	2,915	3.9%
Multifamily	180,148	185,824	183,902	192,698	200,440	(5,676)	(3.1)%	(20,292)	(10.1)%
Commercial business	103,281	94,160	99,304	96,192	105,636	9,121	9.7%	(2,355)	(2.2)%
Consumer	2,036	310	870	348	2,347	1,726	556.8%	(311)	(13.3)%
Manufactured homes	22,050	22,981	23,708	24,372	25,146	(931)	(4.1)%	(3,096)	(12.3)%
Government	9,818	9,998	12,298	12,298	14,628	(180)	(1.8)%	(4,810)	(32.9)%
Loans receivable	1,503,890	1,453,420	1,448,824	1,471,964	1,482,443	50,470	3.5%	21,447	1.4%
Net deferred loan origination costs	1,006	1,723	1,606	1,719	2,012	(717)	(41.6)%	(1,006)	(50.0)%
Loan clearing funds	(1,103)	(25)	(43)	91	(177)	(1,078)	4312.0%	(926)	523.2%
Loans receivable, net	$1,503,793	$1,455,118	$1,450,387	$1,473,774	$1,484,278	$48,675	3.3%	$19,515	1.3%
Deposits

	As of
(Dollars in thousands)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026 vs 3/31/2026		6/30/2026 vs 6/30/2025
Checking	$584,901	$587,575	$592,214	$579,760	$593,471	$(2,674)	(0.5)%	$(8,570)	(1.4)%
Savings	247,054	253,408	254,055	257,058	266,070	(6,354)	(2.5)%	(19,016)	(7.1)%
Money market	403,140	389,274	381,111	377,155	352,616	13,866	3.6%	50,524	14.3%
Certificates of deposit	497,449	488,814	499,591	536,673	542,693	8,635	1.8%	(45,244)	(8.3)%
Total deposits	$1,732,544	$1,719,071	$1,726,971	$1,750,646	$1,754,850	$13,473	0.8%	$(22,306)	(1.3)%

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Asset Quality

	As of and for the Quarter Ended
(Dollars in thousands)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Non-accruing loans	$16,549	$12,371	$11,162	$13,892	$13,526
Accruing loans delinquent more than 90 days	-	-	-	-	145
Securities in non-accrual	1,909	1,891	1,882	1,616	1,616
Foreclosed real estate	-	89	89	-	-
Total nonperforming assets	$18,458	$14,351	$13,133	$15,508	$15,287

Allowance for credit losses (ACL):
ACL specific allowances for collateral dependent loans	$147	$-	$263	$912	$570
ACL general allowances for loan portfolio	17,547	17,285	17,243	17,065	17,614
Total ACL	$17,694	$17,285	$17,506	$17,977	$18,184
Allowance for Credit Losses

	As of and for the Quarter Ended
(Dollars in thousands)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Beginning allowance for credit losses	$17,285	$17,506	$17,977	$18,184	$17,955
Provision for (benefit from) loan losses	378	(224)	(170)	61	(185)
Net (charge-offs) recoveries	31	3	(301)	(268)	414
Ending allowance for credit losses	$17,694	$17,285	$17,506	$17,977	$18,184

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Bank-Level Regulatory Capital Requirements

	June 30, 2026
	Actual (1)		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
(Dollars in thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Common equity tier 1 capital to risk- weighted assets	$189,965	11.81%	$72,385	4.50%	$104,557	6.50%
Tier 1 capital to risk-weighted assets	$189,965	11.81%	$96,514	6.00%	$128,685	8.00%
Total capital to risk-weighted assets	$209,575	13.03%	$128,685	8.00%	$160,856	10.00%
Tier 1 leverage ratio	$189,965	9.31%	$81,581	4.00%	$101,976	5.00%
(1) Current quarter ratios are estimated.

Finward Bancorp    Exhibit 99.1
Second Quarter 2026 Financial Results (unaudited)
Reconciliation of Non-GAAP Performance Measures

	Quarter Ended
(Dollars in thousands, except per share amounts)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Tangible Common Ratios
Stockholder's equity (GAAP)	$178,287	$172,400	$174,663	$165,495	$154,253
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(984)	(1,076)	(1,172)	(1,273)	(1,414)
Tangible common equity (non-GAAP)	$154,908	$148,929	$151,096	$141,827	$130,444
Total assets (GAAP)	$2,040,706	$2,015,156	$2,021,181	$2,052,724	$2,057,911
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(984)	(1,076)	(1,172)	(1,273)	(1,414)
Tangible assets (non-GAAP)	$2,017,327	$1,991,685	$1,997,614	$2,029,056	$2,034,102
Shares outstanding - end of quarter	4,333,002	4,330,486	4,326,747	4,327,511	4,324,889
Common book value per share (GAAP)	$41.15	$39.81	$40.37	$38.24	$35.67
Tangible common book value per share (non-GAAP)	$35.75	$34.39	$34.92	$32.77	$30.16
Total equity to total assets (GAAP)	8.74%	8.56%	8.64%	8.06%	7.50%
Tangible common equity to tangible assets (non-GAAP)	7.68%	7.48%	7.56%	6.99%	6.41%

Calculation of net interest margin, taxable-equivalent basis
Net interest income (GAAP)	$15,180	$15,071	$15,042	$14,443	$13,945
Tax-equivalent adjustment on securities and loans (1)	580	582	629	663	674
Net interest income (tax-equivalent basis)	$15,760	$15,653	$15,671	$15,106	$14,619
Total average earning assets	$1,869,793	$1,868,911	$1,889,616	$1,900,066	$1,879,892
Net interest margin	3.25%	3.23%	3.18%	3.04%	2.97%
Net interest margin (tax-equivalent basis)	3.37%	3.35%	3.32%	3.18%	3.11%

Efficiency ratio
Total non-interest expense	$14,857	$14,768	$14,781	$14,097	$14,786
Total revenue	17,578	17,488	16,515	17,356	16,628
Efficiency ratio	84.52%	84.45%	89.50%	81.22%	88.92%
(1) The tax equivalent adjustment represents the increase in net interest income needed to reflect the tax-exempt income from certain investment securities and loans on tax-equivalent basis using a federal statutory corporate rate of 21%.